NONCONTROLLING INTEREST (Tables)	12 Months Ended
Dec. 31, 2017
Schedule of Effects of Changes in Ownership Interest of Subsidiaries

The following schedule shows the effects of changes in the ownership interest of The9 Limited in its subsidiaries on equity attributed to The9 Limited for the years ended December 31, 2015, 2016 and 2017.

	December 31, 2015	December 31, 2016	December 31, 2017
	RMB	RMB	RMB
Net loss attributable to The9 Limited	(304,828,354)	(593,781,589)	(176,510,501)

Transfers (to) from the noncontrolling interest:
Increase in The9 Limited’s additional paid-in capital for issuance of shares by Red 5 upon stock option exercise	75,563	436,128	—
Change in The9 Limited’s additional paid-in capital for adjustment on non-controlling interest as a result of issuance of common shares of Red 5 upon vesting of stock options and restricted shares (1)	80,903	253,396,755	(7,060)

Change from net loss attributable to The9 Limited and transfers (to) from noncontrolling interests	(304,671,888)	(339,948,706)	(176,517,561)

(1)	In June 2016, the Group completed a share exchange transaction with L&A International Holding Limited and certain other shareholders of Red 5, whereby the Group exchanged approximately 30.6% equity interest (on a fully-diluted basis) owned in Red 5 for a total of 723,313,020 (after a one-to-five stock split) of newly issued shares of L&A, after deducting a 6% of total shares received (769,481,940 shares) for the payment of a service fee to a third-party consultant. As a result, the percentage of noncontrolling interest in Red 5 changed from 10.4% to 58.1%, after deducting shares of Series B redeemable convertible preferred shares (“SBPS”) from total shares of Red 5.